                                                                  EXHIBIT 10.41

                     AMENDMENT NO. 16 TO THE LOAN DOCUMENTS

                  AMENDMENT NO. 16 TO THE LOAN DOCUMENTS dated as of February 3, 2000 to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment and Waiver No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, Amendment No. 14 to the Loan Documents dated as of December 16, 1999 and Amendment No. 15 to the Loan Documents dated as of January 20, 2000, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation (the "BORROWER"), the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.; "BOFA"), as the Initial Issuing Bank and the Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as the Arranger therefor, and BofA, as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

                  (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement as provided herein in order to provide for the issuance of a Letter of Credit for the benefit of MedPartners Provider Network, Inc. ("MPN") or its authorized representative in respect of certain obligations under the California Settlement Agreement in the face amount of $15,000,000 (the "ADDITIONAL LETTER OF CREDIT") and to waive any default under
Section 6.01 (q) in respect thereof.

                  (2) The Lender Parties have indicated their willingness to agree to amend the Credit Agreement and to waive such default on the terms and subject to the satisfaction of the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

                  SECTION 1. Amendments and Waivers of Certain Provisions of the Credit Agreement. (a) The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended as follows:

                  (i) Section 2.01(e) of the Credit Agreement is amended by deleting the second parenthetical in the second sentence thereof and to substitute therefor the following parenthetical: "(other than the Borrower or any of its Subsidiaries, except for the Letter of Credit in favor of MPN or its authorized representative as contemplated by Section 5.02(e)(iii)(D) hereof)" and by deleting the third parenthetical in the second sentence thereof and to substitute therefor the following parenthetical: "(or, solely to the extent permitted under Section 5.02(e)(iii)(C) or 5.02(e)(iii)(D) hereof, or upon adoption of the California Transition Plan, as required under
Section 3.5(c) or 3.6 of the California Settlement Agreement any of the Unrestricted Subsidiaries)."

                  (ii) Section 5.02(b)(iii) is amended in full to read as follows:

                           "(iii) Indebtedness of the Borrower in respect of interest rate Hedge Agreements (A) existing on the date of this Agreement and described in item 1 on
                           Schedule 4.01(y) hereto or (B) entered into from time to time after the date of this Agreement with counterparties that are Lender Parties at the time such interest rate Hedge Agreement is entered into; provided that, in all cases under this clause (iii), all such interest rate Hedge Agreements shall be nonspeculative in nature (including, without limitation, with respect to the term and purpose thereof);"


                  (iii) Section 5.02(b)(viii) is amended by deleting the parenthetical in clause (B)(2) thereof and to substitute for such parenthetical the following parenthetical: "(other that the Letter of Credit issued in favor of the Special Monitor-Examiner (as defined in the California Settlement Agreement) in a face amount not to exceed $25,000,000 and the Letter of Credit in favor of MPN or its authorized representative in a face amount not to exceed $15,000,000 and, in each case, as otherwise required under the California Settlement Agreement)".

                  (iv) Section 5.02(e) is hereby amended to delete the parenthetical in subclause (iii)(D)(2)(y) thereof and to substitute therefor the following parenthetical: "(other than the Letter of Credit issued in favor of the Special Monitor-Examiner (as defined in the California Settlement Agreement) in the face amount of $25,000,000 and the Letter of Credit in favor of MPN or its authorized representative in the face amount of $15,000,000, and, in each case, as otherwise required under the California Settlement Agreement)".

                  (v) Section 5.02(e) is hereby further amended to delete subclause (iii)(E) thereof and to substitute therefor the following: "(E) the Borrower in MPN and the other California Subsidiaries from time to time after the adoption of the California Transition Plan with the proceeds of payments made by the Borrower under the MedPartners Funding Commitment or comprised of the issuance of the Letter of Credit in favor of the Special Monitor-Examiner (as defined in the California Settlement Agreement) in a face amount not to exceed $25,000,000 and the Letter of Credit in favor of MPN or its authorized representative in a face amount not to exceed $15,000,000 and, in each case, as otherwise required under the California Settlement Agreement, or, in the case of MPN, pursuant to the terms of the MPN Management Agreement,"

                  (b) Upon the occurrence of the Amendment Effective Date, any Event of Default arising under Section 6.01(q) of the Credit Agreement as a result of the issuance of the Additional Letter of Credit, or payments thereunder, is hereby waived.

                  SECTION 2. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

                  (a) The Administrative Agent shall have received on or before 5:00 p.m. (Charlotte time) on February 3, 2000, (i) counterparts of this Amendment executed by the Borrower and the

Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and
(ii) counterparts of the Consent attached hereto executed and delivered by each of the Loan Parties (other than the Borrower).

                  (b) The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, (ii) that the Consolidated financial statements of the Borrower and its Subsidiaries referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the Consolidated financial statements of the Borrower and its Subsidiaries comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(b) and 5.03(c), respectively, on or prior to the Amendment Effective Date and (iii) that the forecasted Consolidated financial statements of the Borrower and its Subsidiaries referred to in Section 4.01(h) of the Credit Agreement shall be deemed to refer to the forecasted Consolidated financial statements of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lender Parties prior to the Amendment Effective Date).

                  (c) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

                  (d) The Administrative Agent shall have received an amendment, in form and substance satisfactory to it, to the California Settlement Agreement to delete the requirement of the deposit provided in
Section 3.5(c) thereof and to substitute for such requirement in its entirety the delivery to MPN or its authorized representative of the Additional Letter of Credit, which amendment shall be approved by an order of the United States Bankruptcy Court for the Central District of California having jurisdiction over the bankruptcy case of MPN and which order shall have been entered and be in full force and effect.

                  (e) All of the reasonable fees and expenses of the Administrative Agent and the Arranger (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the Amendment Effective Date shall have been paid in full.

                  The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by the amendments specifically provided above in Section 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Guaranteed Parties or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

                  (c) This Amendment will constitute any notice required under Section 5.03(t) of the Credit Agreement in respect of the Additional Letter of Credit


                  SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Arranger (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and of Sugarman & Company LLP) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                 THE BORROWER

                                 CAREMARK RX, INC.
                                 (formerly known as MEDPARTNERS, INC.)


                                 By       /s/ James H. Dickerson, Jr.
                                      ---------------------------------
                                      Name:  James H. Dickerson, Jr.
                                      Title: EVP and CFO



                                 THE ADMINISTRATIVE AGENT

                                 BANK OF AMERICA, N.A.


                                 By       /s/ Michael D. Monte
                                      ---------------------------------
                                      Name:  Michael D. Monte
                                      Title: Managing Director

                                 THE LENDER PARTIES

                                 BANK OF AMERICA, N.A., as a Lender,
                                 the Swing Line Bank and the Issuing Bank


                                 By         /s/ Michael D. Monte
                                      ---------------------------------
                                      Name:  Michael D. Monte
                                      Title: Managing Director


                                 AMSOUTH BANK


                                 By        /s/ Allison J. Sanders
                                      ---------------------------------
                                      Name:  Allison J. Sanders
                                      Title: Vice President


                                 THE CHASE MANHATTAN BANK


                                 By        /s/ Dawn Lee Lum
                                      ---------------------------------
                                      Name:  Dawn Lee Lum
                                      Title: Vice President


                                 CITIBANK, N.A.


                                 By
                                      ---------------------------------
                                      Name:
                                      Title:


                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By        /s/ Henry J. Reukauf
                                      ---------------------------------
                                      Name:  Henry J. Reukauf
                                      Title: Vice President


                                 DEBT STRATEGIES FUND, INC.


                                 By
                                      ---------------------------------
                                      Name:
                                      Title:

                                 BANK ONE, NA (f/k/a THE FIRST NATIONAL
                                 BANK OF CHICAGO)


                                 By            /s/ L. Richard Schiller
                                      ---------------------------------
                                      Name:  L. Richard Schiller
                                      Title: Vice President


                                 FIRST UNION NATIONAL BANK


                                 By        /s/ Joyce L. Barry
                                      ---------------------------------
                                      Name:  Joyce L. Barry
                                      Title: SVP


                                 FLOATING RATE PORTFOLIO


                                 BY: INVESCO Senior Secured Management, Inc., as attorney in fact


                                 By        /s/ Gregory Stoeckle
                                      ---------------------------------
                                      Name:  Gregory Stoeckle
                                      Title: Authorized Signator


                                 KZH HIGHLAND-2 LLC


                                 By
                                      ---------------------------------
                                      Name:
                                      Title:


                                 MERRILL LYNCH DEBT STRATEGIES
                                   PORTFOLIO, INC.
                                   BY:   MERRILL LYNCH ASSET
                                   MANAGEMENT L.P., as Investment Advisor

                                 By
                                      ---------------------------------
                                      Name:
                                      Title:

                                 MERRILL LYNCH GLOBAL INVESTMENT
                                   SERIES: INCOME STRATEGIES PORTFOLIO
                                   BY: MERRILL LYNCH ASSET MANAGEMENT,
                                       L.P., as Investment Advisor

                                 By
                                      ---------------------------------
                                      Name:
                                      Title:


                                 MERRILL LYNCH SENIOR FLOATING
                                   RATE FUND, INC.

                                 By
                                      ---------------------------------
                                      Name:
                                      Title:


                                 MERRILL LYNCH PRIME RATE PORTFOLIO
                                   BY:  MERRILL LYNCH ASSET
                                   MANAGEMENT, L.P., as Investment Advisor

                                 By
                                      ---------------------------------
                                      Name:
                                      Title:


                                 ML CBO IV (CAYMAN) LTD.
                                 BY: HIGHLAND CAPITAL MANAGEMENT L.P.,
                                     as Collateral Manager

                                 By
                                      ---------------------------------
                                      Name:
                                      Title:


                                 ML CLO XX PILGRIM AMERICA
                                   (CAYMAN) LTD.
                                    BY: PILGRIM INVESTMENTS, INC.,
                                        as Investment Manager


                                 By        /s/ Charles E. LeMieux
                                      ---------------------------------
                                      Name:  Charles E. LeMieux, CFA
                                      Title: Assistant Vice President

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK


                                 By       /s/ Anna Marie Fallon
                                      ---------------------------------
                                      Name:  Anna Marie Fallon
                                      Title: Vice President


                                 PAM CAPITAL FUNDING, LP
                                   BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                       as Collateral Manager


                                 By
                                      ---------------------------------
                                      Name:
                                      Title:


                                 PAMCO CAYMAN, LTD.
                                   BY: HIGHLAND CAPITAL  MANAGEMENT, L.P.,
                                       as Collateral Manager


                                 By
                                      ---------------------------------
                                      Name:
                                      Title:


                                 PILGRIM PRIME RATE TRUST
                                   BY: PILGRIM INVESTMENTS, INC.,
                                       as Investment Manager


                                 By       /s/ Charles E. LeMieux
                                      ---------------------------------
                                      Name:  Charles E. LeMieux, CFA
                                      Title: Assistant Vice President


                                 SCOTIABANC INC.


                                 By        /s/ Dana Maloney
                                      ---------------------------------
                                      Name:  Dana Maloney
                                      Title: Relationship Manager

                                 SRV-HIGHLAND, INC.


                                 By
                                      ---------------------------------
                                      Name:
                                      Title:


                                 STEIN ROE & FARNHAM INCORPORATED,
                                      as Agent for KEYPORT LIFE INSURANCE
                                           COMPANY


                                 By        /s/ Brian W. Good
                                      ---------------------------------
                                      Name:  Brian W. Good
                                      Title: Vice President & Portfolio Manager


                                 TORONTO DOMINION (TEXAS), INC.


                                 By        /s/ Anne C. Favoriti
                                      ---------------------------------
                                      Name:  Anne C. Favoriti
                                      Title: Vice President


                                 TRANSAMERICA LIFE INSURANCE AND
                                      ANNUITY CO.


                                 By
                                      ---------------------------------
                                      Name:
                                      Title:


                                 TRANSAMERICA PREMIER HIGH YIELD FUND


                                 By       /s/ Matthew Kuhns
                                      ---------------------------------
                                      Name:  Matthew Kuhns
                                      Title: Vice President


                                 VAN KAMPEN PRIME RATE INCOME TRUST



                                 By       /s/ Darvin D. Pierce
                                      ---------------------------------
                                      Name:  Darvin D. Pierce
                                      Title: Vice President


1

                                 VAN KAMPEN SENIOR INCOME TRUST


                                 By       /s/ Darvin D. Pierce
                                      ---------------------------------
                                      Name:  Darvin D. Pierce
                                      Title: Vice President


                                 VAN KAMPEN CLO II, LIMITED
                                 BY:  VAN KAMPEN MANAGEMENT, INC.,
                                      as Collateral Manager


                                 By       /s/ Darvin D. Pierce
                                      ---------------------------------
                                      Name:  Darvin D. Pierce
                                      Title: Vice President


                                 WACHOVIA BANK, N.A.


                                 By
                                      ---------------------------------
                                      Name:
                                      Title:

               CONSENT TO AMENDMENT NO. 16 TO THE LOAN DOCUMENTS

                             As of February 3, 2000

                  Reference is made to Amendment No. 16 to the Loan Documents dated as of February 3, 2000 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and otherwise modified by Amendment No. 1 to the Loan Documents dated as of December 4, 1998, Amendment No. 2 to the Loan Documents dated as of January 13, 1999, Amendment No. 3 to the Loan Documents dated as of February 9, 1999, Amendment and Waiver No. 4 to the Loan Documents dated as of March 18, 1999, Amendment and Waiver No. 5 to the Loan Documents dated as of April 1, 1999, Amendment No. 6 to the Loan Documents dated as of April 14, 1999, Amendment No. 7 to the Loan Documents dated as of June 29, 1999, Amendment No. 8 to the Loan Documents dated as of August 2, 1999, Amendment No. 9 to the Loan Documents dated as of August 16, 1999, Amendment No. 10 to the Loan Documents dated as of August 23, 1999, Amendment No. 11 to the Loan Documents dated as of August 30, 1999, Amendment No. 12 to the Loan Documents dated as of September 14, 1999, Amendment No. 13 to the Loan Documents dated as of November 5, 1999, Amendment No. 14 to the Loan Documents dated as of December 16, 1999 and Amendment No. 15 to the Loan Documents dated as of January 20, 2000, the "CREDIT AGREEMENT") among Caremark Rx, Inc. (formerly known as MedPartners, Inc.), a Delaware corporation, the Lenders party thereto, Bank of America, N.A. (formerly NationsBank, N.A.), as the Initial Issuing Bank and Swing Line Bank thereunder, Credit Lyonnais New York Branch, The First National Bank of Chicago and Morgan Guaranty Trust Company of New York, as the Syndication Agents therefor, Banc of America Securities LLC (formerly NationsBanc Montgomery Securities LLC), as Arranger therefor, and Bank of America, N.A. (formerly NationsBank, N.A.), as the Administrative Agent for the Lender Parties thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                  Each of the undersigned, as a guarantor under the Subsidiaries Guarantee dated as of June 9, 1998 (as modified to the date hereof, the "SUBSIDIARIES GUARANTEE") in favor of the Guaranteed Parties, hereby consents to the execution and delivery of the Amendment and the performance of the Credit Agreement, as amended thereby, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the Subsidiaries Guarantee is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed, except that each reference in the Subsidiaries Guarantee to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment.

                  This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Consent. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.


                  This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                            MEDPARTNERS ACQUISITION CORPORATION


                            By       /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: President & Treasurer


                            MEDPARTNERS AVIATION, INC.


                            By       /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:  Sara J. Finley
                                 Title: Vice President & Secretary


                            MEDPARTNERS EAST, INC.


                            By       /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: President & Treasurer


                            MEDPARTNERS INTEGRATED NETWORK-
                            CHANDLER, INC.


                            By       /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: Vice President & Treasurer


                            MEDPARTNERS PROFESSIONAL
                            MANAGEMENT CORPORATION


                            By       /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: President & Treasurer


                            HEALTHWAYS, INC.


                            By       /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: President & Treasurer

                            BAY AREA PRACTICE MANAGEMENT
                            GROUP, INC.


                            By       /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:  Sara J. Finley
                                 Title: Vice President & Secretary

                            By       /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Vice President & Treasurer


                            CHS MANAGEMENT, INC.


                            By       /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  President & Treasurer


                            CAREMARK INTERNATIONAL INC.


                            By       /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  President & Treasurer


                            CAREMARK INC.


                            By       /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:  Sara J. Finley
                                 Title: Vice President & Secretary



                            By       /s/ Leisa S. Kizer
                                 ----------------------------------------------
                                 Name:   Leisa S. Kizer
                                 Title:  Treasurer

                            PRESCRIPTION HEALTH SERVICES, INC.


                            By       /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Vice President & Treasurer


                             By       /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:   Sara J. Finley
                                 Title:  Vice President & Secretary


                            CAREMARK INTERNATIONAL HOLDINGS INC.


                            By       /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Vice President & Treasurer


                            MEDPARTNERS PHYSICIAN SERVICES INC.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Vice President & Treasurer


                            FRIENDLY HILLS HEALTHCARE
                            NETWORK INC.


                            By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:   Sara J. Finley
                                 Title:  Vice President & Secretary


                            MEDPARTNERS NSC LTD.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Vice President & Treasurer

                            MEDPARTNERS ADMINISTRATIVE
                            SERVICES, INC.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Vice President & Treasurer


                            MEDPARTNERS MANAGED CARE, INC.


                            By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:   Sara J. Finley
                                 Title:  Vice President & Secretary


                            ACUTE CARE MEDICAL MANAGEMENT, INC.


                            By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:   Sara J. Finley
                                 Title:  Vice President & Secretary


                            BGS HEALTHCARE, INC.


                            By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:   Sara J. Finley
                                 Title:  Vice President & Secretary


                            HOME HEALTH AGENCY OF GREATER
                            MIAMI, INC.


                            By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:   Sara J. Finley
                                 Title:  Vice President & Secretary

                            PACIFIC MEDICAL GROUP, INC.


                            By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:   Sara J. Finley
                                 Title:  Vice President & Secretary


                            PACIFIC PHYSICIAN SERVICES, INC.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:  James H. Dickerson, Jr.
                                 Title: President & Treasurer


                            PPS EAST, INC.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  President & Treasurer


                            PPS NORTH CAROLINA MEDICAL
                            MANAGEMENT, INC.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  President & Treasurer


                            PPS RIVERSIDE DIVISION ACQUISITION
                            AND MANAGEMENT CORP. I


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  President & Treasurer

                            PPS VALLEY MANAGEMENT, INC.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  President & Treasurer

                            By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:   Sara J. Finley
                                 Title:  Vice President & Secretary


                            PACIFIC PHYSICIAN SERVICES
                            ARIZONA, INC.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  President & Treasurer


                            PACIFIC PHYSICIAN SERVICES
                            NEVADA, INC.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  President & Treasurer


                            PHYSICIANS' HOSPITAL MANAGEMENT
                            CORPORATION


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Vice President & Treasurer


                            RELIANT HEALTHCARE SYSTEMS, INC.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  President & Treasurer

                            By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:   Sara J. Finley
                                 Title:  Vice President & Secretary

                            MEDPARTNERS/TALBERT MEDICAL
                            MANAGEMENT CORPORATION


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Vice President & Treasurer


                            TALBERT MEDICAL MANAGEMENT
                            CORPORATION


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Vice President & Treasurer


                            TALBERT HEALTH SERVICES
                            CORPORATION


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Vice President & Treasurer


                            MEDPARTNERS ADMINISTRATION, L.P.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Executive Vice President & Treasurer
                                         of Caremark Rx, Inc., the General
                                         Partner


                            MEDPARTNERS PHYSICIAN
                            MANAGEMENT, L.P.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:    James H. Dickerson, Jr.
                                 Title:   Executive Vice President of
                                          Caremark Rx, Inc., the General
                                          Partner

                            MED TENNESSEE, INC.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  President & Treasurer


                            MEDPARTNERS PHYSICIAN SERVICES OF
                            ILLINOIS L.L.C.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Vice President & Treasurer of
                                         North Suburban Clinic, Ltd.,
                                         a Member


                            CERRITOS INVESTMENT GROUP


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Executive Vice President & Chief
                                         Financial Officer of Caremark Rx, Inc.,
                                         a Partner

                            By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:   Sara J. Finley
                                 Title:  Corporate Secretary of
                                         Caremark Rx, Inc., a Partner


                            CERRITOS INVESTMENT GROUP II


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Executive Vice President & Chief
                                         Financial Officer of Caremark Rx, Inc.,
                                         a Partner


                            By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:   Sara J. Finley
                                 Title:  Corporate Secretary of
                                         Caremark Rx, Inc., a Partner

                            5000 AIRPORT PLAZA, L.P.


                            By        /s/ James H. Dickerson, Jr.
                                 ----------------------------------------------
                                 Name:   James H. Dickerson, Jr.
                                 Title:  Executive Vice President & Chief
                                         Financial Officer of Caremark Rx, Inc.
                                         the General Partner


                            By        /s/ Sara J. Finley
                                 ----------------------------------------------
                                 Name:   Sara J. Finley
                                 Title:  Corporate Secretary of
                                         Caremark Rx, Inc., the General Partner